Q2 FY 2024 Supplemental Slides

2Q2 FY24 Supplemental Slides March 21, 2024 This presentation contains forward-looking statements within the meaning of the federal securities laws with respect to general economic conditions, key macro-economic drivers that impact our business, the effects of ongoing trade actions, the effects of continued pressure on the liquidity of our customers, potential synergies and organic growth provided by acquisitions and strategic investments, demand for our products, shipment volumes, metal margins, the ability to operate our steel mills at full capacity, future availability and cost of supplies of raw materials and energy for our operations, growth rates in certain segments, product margins within our Emerging Businesses Group, share repurchases, legal proceedings, construction activity, international trade, the impact of the Russian invasion of Ukraine, capital expenditures, tax credits, our liquidity and our ability to satisfy future liquidity requirements, estimated contractual obligations, the expected capabilities and benefits of new facilities, the timeline for execution of our growth plan and our expectations or beliefs concerning future events. The statements in this presentation that are not historical statements, are forward-looking statements. These forward-looking statements can generally be identified by phrases such as we or our management “expects,” “anticipates,” “believes,” “estimates,” “future,” “intends,” “may,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases, as well as by discussions of strategy, plans or intentions. Our forward-looking statements are based on management’s expectations and beliefs as of the date of this presentation. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or circumstances or any other changes. Important factors that could cause actual results to differ materially from our expectations include those described in our filings with the Securities and Exchange Commission, including, but not limited to, in Part I, Item 1A, “Risk Factors” of our annual report on Form 10-K for the fiscal year ended August 31, 2023, as well as the following: changes in economic conditions which affect demand for our products or construction activity generally, and the impact of such changes on the highly cyclical steel industry; rapid and significant changes in the price of metals, potentially impairing our inventory values due to declines in commodity prices or reducing the profitability of downstream contracts within our vertically integrated steel operations due to rising commodity pricing; excess capacity in our industry, particularly in China, and product availability from competing steel mills and other steel suppliers including import quantities and pricing; the impact of the Russian invasion of Ukraine on the global economy, inflation, energy supplies and raw materials; increased attention to environmental, social and governance (“ESG”) matters, including any targets or other ESG or environmental justice initiatives; operating and start-up risks, as well as market risks associated with the commissioning of new projects could prevent us from realizing anticipated benefits and could result in a loss of all or a substantial part of our investments; impacts from global public health crises on the economy, demand for our products, global supply chain and on our operations; compliance with and changes in existing and future laws, regulations and other legal requirements and judicial decisions that govern our business, including increased environmental regulations associated with climate change and greenhouse gas emissions; involvement in various environmental matters that may result in fines, penalties or judgments; evolving remediation technology, changing regulations, possible third-party contributions, the inherent uncertainties of the estimation process and other factors that may impact amounts accrued for environmental liabilities; potential limitations in our or our customers' abilities to access credit and non-compliance with their contractual obligations, including payment obligations; activity in repurchasing shares of our common stock under our share repurchase program; financial and non-financial covenants and restrictions on the operation of our business contained in agreements governing our debt; our ability to successfully identify, consummate and integrate acquisitions and realize any or all of the anticipated synergies or other benefits of acquisitions; the effects that acquisitions may have on our financial leverage; risks associated with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation and other regulatory and third-party consents and approvals; lower than expected future levels of revenues and higher than expected future costs; failure or inability to implement growth strategies in a timely manner; the impact of goodwill or other indefinite-lived intangible asset impairment charges; the impact of long-lived asset impairment charges; currency fluctuations; global factors, such as trade measures, military conflicts and political uncertainties, including changes to current trade regulations, such as Section 232 trade tariffs and quotas, tax legislation and other regulations which might adversely impact our business; availability and pricing of electricity, electrodes and natural gas for mill operations; our ability to hire and retain key executives and other employees; our ability to successfully execute leadership transitions; competition from other materials or from competitors that have a lower cost structure or access to greater financial resources; information technology interruptions and breaches in security; our ability to make necessary capital expenditures; availability and pricing of raw materials and other items over which we exert little influence, including scrap metal, energy and insurance; unexpected equipment failures; losses or limited potential gains due to hedging transactions; litigation claims and settlements, court decisions, regulatory rulings and legal compliance risks; risk of injury or death to employees, customers or other visitors to our operations; and civil unrest, protests and riots. Forward-Looking Statements

3 Q2 FY24 Supplemental Slides March 21, 2024 Leading positions in core products and geographies Focused strategy that leverages capabilities, competitive strengths, and market knowledge Strong balance sheet and cash generation provide flexibility to execute on strategy Vertical structure optimizes returns through the entire value chain Disciplined capital allocation focused on maximizing returns for our shareholders Increasing Shareholder Value With a Winning Formula

4 CMC Incident Rate U.S. Steel Industry Continued Progress in Keeping Our People Safe [1] Domestic steel industry data is for Iron and Steel Mills (NAICS – 3311) from the Bureau of Labor Statistics [2] Data is through the end of the fiscal second quarter for YTD 2022, YTD 2023, and YTD 2024 Q2 FY24 Supplemental Slides March 21, 2024 CMC and Domestic Steel Industry1 Total Recordable Incident Rate by Year Continual improvement has resulted from our concentrated focus on safety and culture. YTD 2022 YTD 2023 YTD 2024 YTD 2022 YTD 2023 YTD 2024 YTD 2022 YTD 2023 YTD 2024 YTD 2022 YTD 2023 YTD 2024 Total CMC North America Steel Group Europe Steel Group Emerging Businesses Group Total Recordable Incident Rate by Segment2 In FY 2024, we are doing an even better job at keeping our people safe.

Key Takeaways From Today's Call

✓ ***Second quarter financial results remained historically strong***
- Core EBITDA and core EBITDA margin well above long-term averages

✓ ***Downstream contract awards improved significantly leading to sequential backlog increase***
- Highest second quarter awards on record; best quarterly level since Q3 '22

✓ ***Healthy market fundamentals in North America***
- Strong spring / summer construction season expected
- Steel product margins exited quarter on upward trajectory, setting a solid baseline for the remainder of fiscal 2024

✓ ***Positive North America long-term outlook is intact, supported by infrastructure spending programs and investments in large-scale industrial projects***

✓ ***Conditions in Europe have shown some improvement; better supply / demand balance has allowed increased long steel pricing and margins***

✓ ***Solid financial position and increased shareholder returns***
- Announced 13% dividend increase on March 20th
- Balance sheet strength and cash flow profile continue to provide capital allocation flexibility

$86 million	**$0.73**	**$224** million
Q2 Net Earnings	Q2 Diluted EPS	Q2 Core EBITDA[1]
$103 million	**$0.88**	**14.5%**
Q2 Adjusted Earnings[1]	Q2 Adjusted EPS[1,2]	Last 12 Months ROIC[1]

CMC

[1] Core EBITDA, core EBITDA margin, return on invested capital, adjusted earnings, and adjusted EPS are non-GAAP financial measures. For definitions and reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document.
[2] Adjusted EPS is on a per diluted share basis

Q2 FY24 Supplemental Slides
March 21, 2024
5

6 Characteristics Strategic Focus Steelmaking operations supported by a vertically integrated value chain • Market leading positions in a mature industry • Managed to optimize profitability across the value chain • Among lowest cost producers in Europe • Proven innovation leader Europe Steel Group • Margin enhancement and reduced volatility • Optimization - operational and commercial • Process innovation • Growth through bolt-on acquisitions Structured to Maximize Value Creation Q2 FY24 Supplemental Slides March 21, 2024 Steelmaking operations supported by a vertically integrated value chain • Market leading positions in a mature industry • Managed to optimize profitability across the value chain • Proven innovation leader • Superior reputation for customer service and dependability Engineered solutions and custom services • Business portfolio with strong adjacencies to steel businesses • High mix of proprietary offerings • Relatively low penetration, less mature applications • Higher, less volatile margins • Long growth runway North America Steel Group Emerging Businesses Group (EBG) • Margin enhancement and reduced volatility • Optimization - operational and commercial • Process innovation • Organic growth and bolt-on acquisitions • Growth - organic and acquisitive • Addition of solutions capabilities and buildout of adjacencies • Commercial and operational synergies with steel groups Bringing increased focus on business development and operational and commercial excellence New structure provides clear visibility into value creation ➢ Targeting operational excellence within individual businesses and across platforms to drive higher “through-the-cycle” margins ➢ Commercial excellence is expected to unlock latent opportunities to increase customer share of wallet and enhance the pace of CMC’s organic growth

7 Forecasted Construction Starts – inflation adjusted (% change compared to average of 2019 to 20222) – 5% 10% 15% 20% 25% 2023 2024 2025 2026 – 20% 40% 60% 80% 2023 2024 2025 2026 – 5% 10% 15% 20% 25% 30% 2023 2024 2025 2026 Estimated Potential Impact on Rebar Demand1 Government Support for Investment Structural Trends Expected to Support North America Construction RESHORING AND SUPPLY CHAIN REALIGNMENT ENERGY TRANSITION AND LNG INVESTMENTS Significant structural investment is expected to power domestic construction and rebar consumption over a multi-year period. In addition to direct investments, the follow-on indirect impact should also be meaningful as many large-scale projects will require local investments in infrastructure, non-residential structures, and residential dwellings. [1] Company estimates; potential increase to demand is at full run-rate of programs and relative to current annual domestic demand of ~9 million tons [2] Dodge Analytics Construction Starts Forecast – Q4 2023 Edition INFRASTRUCTURE INVESTMENT $550B from Infrastructure Investment and Jobs Act $52B CHIPS Act $250B Inflation Reduction Act $12B DOE loans Funding from IRA Q2 FY24 Supplemental Slides March 21, 2024 +15% to 17% +3% to 5% +2% to 4% Public Works Manufacturing Power & Utilities

Europe Market Environment Remained Challenging

Conditions during the second quarter continued to be difficult, but several green shoots have emerged that could bolster activity in the quarters ahead.

Recent Market Developments

Demand

▼ Manufacturing
Germany and Poland PMIs below 50 for 20 consecutive months[1]

▲ Residential Construction
Housing permits granted up 16% y/y[2]

▼ Total Construction
Polish cement production down 11% y/y[2] and 20% vs 2021/22 seasonal avg

Supply

▲ Long Product Production
Polish long steel production down ~9% y/y[2] and 17% vs 2021/22 seasonal avg

▲ Long Product Imports
EU imports down y/y[3]:
EU rebar imports down 20% y/y
EU merchant bar down 12% y/y

Costs

▲ Energy Costs
Natural gas purchase contracts to reprice Apr 1, 2024; reduces cost per ton by $5 to $10

▲ Electricity Procurement
Terminated trailing 8-qtr hedge and entered new fixed price hedge; effective cost should decline

▲ Cost Position
Leading cost position in Europe; controllable costs per ton down y/y and q/q

Macroeconomic Backdrop

▲ Interest Rates
Residential mortgage rates and corporate borrowing rates down 100 bps since July 2023

▲ Inflation
January 2024 reading of 3.9% y/y increase was down significantly from 2023 high of 18.4%

▲ GDP Growth Outlook
Polish economy is expected to grow by 3.1% in 2024 per S&P

Emerging green shoots:
- *Mortgage subsidy program for first-time homebuyers has gained traction; mortgage origination has rebounded sharply*
- *Expected release of €65 billion to Poland from the EU Recovery and Resilience fund*

CMC

[1] Data from S&P Global manufacturing PMI report
[2] Data from Statistics Poland for November 2023 to January 2024 vs. November 2022 to January 2023
[3] Data from Eurostat (trailing 3 months to December 2023 vs. trailing 3 months to December 2022

Q2 FY24 Supplemental Slides
March 21, 2024 8

9 • North America Steel Group finished steel shipments expected to increase sequentially on typical seasonality; adjusted EBITDA margin should be largely stable on a sequential basis • Conditions for Europe Steel Group expected to remain challenging, but adjusted EBITDA should approach breakeven during the third quarter • Financial results for Emerging Businesses Group anticipated to improve meaningfully in the third quarter • Spring and summer construction activity expected to be robust in North America, which should benefit financial results for both the North America Steel Group and the Emerging Businesses Group during the second half of fiscal 2024 • Demand conditions in North America remained supportive though impacted by seasonality and severe weather − Finished steel shipments increased 3.6% y/y, while rebar shipments (mill direct rebar and downstream) improved 4.9% from the prior year period • North America Steel Group steel product margin declined $113 per ton from the prior year period − Improved sequentially throughout the quarter and ended at a high point • Downstream product margins over scrap1 remained near record levels, but declined roughly $81 per ton from the prior year period • North America Steel Group controllable costs per ton decreased on y/y basis, driven by lower per unit costs for freight and consumables − Adjusted EBITDA in second quarter of fiscal 2024 included $12.3 million related to Arizona 2 commissioning costs compared to $6.8 million during the second quarter of fiscal 2023 • Market conditions for Europe Steel Group remained challenging, but showed improvement compared to recent quarters as supply and demand moved into better balance − Margins over scrap cost increased by $11 per ton from the sequential quarter − Shipments decreased by 20% from the sequential quarter • Emerging Businesses Group grew net sales by 1.6% y/y, driven by the acquisition of CMC Anchoring Systems, while adjusted EBITDA margin declined by 580 basis points − Positive impacts from the addition of CMC Anchoring Systems and strong profitability within heat-treating operations were more than offset by weather disruptions in the U.S. and project delays in regions outside the U.S. P e rf o rm a n c e D ri v e rs O u tl o o k Q2 Operational Update [1] Downstream Product Margin Over Scrap equals Average Selling Price minus cost of ferrous scrap utilized during the prior quarter Q2 FY24 Supplemental Slides March 21, 2024

10 Corp and Eliminations were reduced by $17.7 million in the prior year quarter due to the recognition of a New Market Tax Credit 303 224 (52) (20) (9) (19) 21 0 50 100 150 200 250 300 350 Q2 2023 NA Steel Group EBITDA Europe Steel Group EBITDA Emerging Businesses Group EBITDA Corp & Eliminations Other Non- Op Items Q2 2024 Q2 Consolidated Operating Results Q2 ’23 Q3 ’23 Q4 ’23 Q1 ’24 Q2 ’24 External Finished Steel Tons Shipped1 1,411 1,599 1,533 1,441 1,285 Core EBITDA2 $302,788 $391,718 $340,029 $325,289 $224,374 Core EBITDA per Ton of Finished Steel Shipped2 $215 $245 $222 $226 $175 Core EBITDA Margin2 15.0% 16.7% 15.4% 16.2% 12.1% Adjusted Earnings2 $171,319 $239,729 $199,859 $192,667 $103,052 Performance Summary Units in 000’s except per ton amounts and margin • Costs related to commissioning activities at Arizona 2 micro mill − $21.8 million impact to pre-tax income − $12.3 million impact to core EBITDA Non-Operating Adjustments Figures are pre-tax for Q2 2024 [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products [2] Core EBITDA, Core EBITDA margin, Core EBITDA per ton of finished steel shipped, and adjusted earnings are non-GAAP measures. For reconciliations of non- GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. Core EBITDA Bridge – Q2 2023 to Q2 2024 $ Millions Q2 FY24 Supplemental Slides March 21, 2024

11 281 314 294 243 220 1,096 1,106 1,044 1,048 1,015 639 595 594 549 526 0 50 100 150 200 250 300 350 0 200 400 600 800 1,000 1,200 Q2 '23 Q3 '23 Q4 '23 Q1' 24 Q2 '24 Adjusted EBITDA per Ton of Finished Steel Shipped Downstream Products Margin Over Scrap (1 Qtr Lag) Steel Products Margin Over Scrap 281 220 1 (66) (36) 40 100 125 150 175 200 225 250 275 300 Q2 '23 Adj EBITDA per Ton Raw Materials Steel Products Downstream Controllable Cost & Other Q2 '24 Adj EBITDA per Ton Key Performance Drivers Q2 2024 vs Q2 2023 Q2 North America Steel Group Q2 ‘23 Q3 ’23 Q4 ’23 Q1 ’24 Q2 ’24 External Finished Steel Tons Shipped1 975 1,170 1,144 1,098 1,010 Adjusted EBITDA $274,240 $367,561 $336,843 $266,820 $222,294 Adjusted EBITDA per Ton of Finished Steel Shipped $281 $314 $294 $243 $220 Adjusted EBITDA Margin 18.2% 20.2% 19.6% 16.8% 15.0% Performance Summary Units in 000’s except per ton amounts and margin • Decline in steel product margins over scrap − Down approximately $113 per ton y/y • Downstream product margins over scrap cost remained near record levels, but declined by approximately $81 per ton from a year ago − Full value chain profitability on sales of downstream products above long-term average • Commissioning costs related to the operational start-up of Arizona 2 increased approximately $5.5 million compared to the prior year period • Controllable cost performance contributed positively to financial results compared to the prior year period (includes Arizona 2 commissioning costs) [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products [2] Downstream Product Margin Over Scrap equals Average Selling Price minus cost of ferrous scrap utilized during the prior quarter [3] Steel Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized North America Steel Group – Key Margins $ / ton S P a n d D P M a rg in O ve r S c ra p A d ju s te d E B IT D A p e r to n Adjusted EBITDA Per Ton Bridge – Q2 2023 to Q2 2024 $ / ton of external finished steel shipped 2 3 2 Impact of Volume and Margin Over Scrap Cost Q2 FY24 Supplemental Slides March 21, 2024

12 (100%) – 100% 200% 300% Mortgage Originations Dwellings Under Construction 367 326 284 268 279 26 14 (77) 114 (31) (100) (50) 0 50 100 150 200 250 300 350 400 Q2 '23 Q3 '23 Q4 '23 Q1' 24 Q2 '24 Steel Products Margin Over Scrap Adjusted EBITDA per Ton Key Performance Drivers Q2 2024 vs Q2 2023 Q2 Europe Steel Group Q2 ’23 Q3 ’23 Q4 ’23 Q1 ’24 Q2 ’24 External Finished Steel Tons Shipped1 436 429 389 343 275 Adjusted EBITDA $11,469 $5,837 ($30,081) $38,942 ($8,611) Adjusted EBITDA per Ton of Finished Steel Shipped $26 $14 ($77) $114 ($31) Adjusted EBITDA Margin 3.4% 1.8% (11.0%) 17.3% (4.5%) Performance Summary Units in 000’s except per ton amounts and margin • Margins over scrap declined from the prior year period − Down $88 per ton y/y • Shipment volumes declined 37% from the prior year period • Controllable costs per ton improved meaningfully from the prior year, driven by lower energy costs and operational measures Europe Steel Group – Key Margins $ / ton Poland New Mortgage Originations and Dwellings Under Construction3 % year-over-year change 2 Notes: [1] External Finished Steel Tons Shipped equal to shipments of Steel Products [2] Steel Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized [3] Source: National Bank of Poland M a rg in O ve r S c ra p a n d A d ju s te d E B IT D A Q2 FY24 Supplemental Slides March 21, 2024

13 154 156 (3%) (7%) 0% 3% 8% 100 110 120 130 140 150 160 170 Q2 2023 Geogrids & Geopiers Construction Services Impact Metals Performance Reinforcing Steels Anchoring Systems Q2 2024 Key Performance Drivers Q2 2024 vs Q2 2023 Q2 Emerging Businesses Group Q2 ’23 Q3 ’23 Q4 ’23 Q1 ’24 Q2 ’24 Net sales from external customers $153,598 $189,055 $208,559 $177,239 $155,994 Adjusted EBITDA $26,551 $38,395 $42,612 $30,862 $17,929 Adjusted EBITDA Margin 17.3% 20.3% 20.4% 17.4% 11.5% Performance Summary Units in 000’s except margins • Weather disruptions impacted activity levels, particularly for geogrids, Geopier®, and CMC Construction Services • Addition of CMC Anchoring Systems drove y/y improvement in net sales • Adjusted EBITDA deterioration resulted from lower sales due to weather delays in the United States and project delays in regions outside the U.S. − More than offset the positive impact from the addition of CMC Anchoring Systems and strong profitability at the Company’s heat-treating operations Contribution to Net Sales Change – Q2 2023 to Q2 2024 Quarterly net sales figures in $ million, contribution to net sales changes provided in percentages Q2 FY24 Supplemental Slides March 21, 2024 Q u a rt e rl y n e t s a le s in $ m ill io n ; n e t s a le s c h a n g e s in p e rc e n ta g e s Net sales up 1.6% Directional Change in Underlying Margin Performance

14 • Sustaining capital expenditures • Growth − Completion of Arizona 2 − Construction of CMC Steel West Virginia − Organic growth in EBG − Opportunistic M&A • Cash distributions to shareholders − Share repurchases − Cash dividends 2 31 Disciplined Capital Allocation Strategy CMC Capital Allocation Priorities: $850 million share repurchase program ($510 million remaining1) Quarterly dividend of $0.18 per share (increased 13% this quarter; up 50% since end of fiscal 2021) Shareholder Cash Distribution Programs in Place Value-Generating Growth Shareholder Distributions Debt Management CMC will prudently allocate capital while maintaining a strong and flexible balance sheet Q2 FY24 Supplemental Slides March 21, 2024 • Cash flow from earnings • Working capital release 2024 Sources and Potential Sources of Cash 2024 Uses and Potential Uses of Cash [1] As of February 29, 2024

15 $697 $5 $37 $2 $141 $155 $279 $380 $1,270 $911 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 LTM Q2 '24 Cash Generation Profile Adjusted EBITDA Less Sustaining Capital Expenditures and Disbursements to Stakeholders 1 (in millions) CMC’s cash flow capabilities have been greatly enhanced through our strategic transformation FY 2024 capital expenditures expected in a range of $550 million to $600 million Source: Public filings, Internal data [1] Adjusted EBITDA less Sustaining Capital Expenditures and Disbursements to Stakeholders is a non-GAAP financial measure. For reconciliations of non- GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. Gain on California land sale Q2 FY24 Supplemental Slides March 21, 2024

16 $72 $149 $599 $638 $300 $300 $300 $145 $600 2024 2025 2026 2027 2028 2029 2030 2031 2032 2047 Balance Sheet Strength [1] 2047 tax-exempt bonds were priced to yield 3.5%; coupon rate is 4.0% Revolver Poland Credit Facilities (US$ in millions) Revolving Credit Facility 4.125% Notes Cash and Cash Equivalents 3.875% Notes Debt maturity profile provides strategic flexibility Debt Maturity Profile Q2 FY’24 Liquidity (US$ in millions) 4.375% Notes 4.0% Bond1 Poland Accounts Receivable Facility Q2 FY24 Supplemental Slides March 21, 2024

17 4 5% 4 6% 4 2% 3 7% 3 3% 3 2% 2 4% 1 8% 2 1% 2 2% 2 0% 1 7% 1 8% 1 4% 2 4% 1 7% 1 5% 1 5% 1 3% 1 1% 8% 1 0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 3 .8 x 3 .9 x 3 .2 x 2 .5 x 1 .9 x 1 .6 x 1 .2 x 0 .9 x 1 .1 x 1 .2 x 1 .0 x 0 .8 x 0 .7 x 0 .5 x 0 .7 x 0 .5 x 0 .4 x 0 .5 x 0 .5 x 0 .4 x 0 .3 x 0 .4 x NM 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x Source: Public filings, Internal data Notes: 1. Total debt is defined as long-term debt plus current maturities of long-term debt and short-term borrowings. 2. Net Debt is defined as total debt less cash & cash equivalents. 3. EBITDA depicted is adjusted EBITDA from continuing operations on a trailing 12-month basis. 4. Net debt-to-capitalization is defined as net debt on CMC’s balance sheet divided by the sum of total debt and stockholders’ equity. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. Leverage Profile Financial strength gives us the flexibility to fund our announced projects, pursue opportunistic M&A, and distribute cash to shareholders Net Debt1,2 / EBITDA3 Net Debt-to-Capitalization4 Transformational rebar asset acquisition Tensar acquisition Construction of Arizona 2 Transformational rebar asset acquisition Tensar acquisition Construction of Arizona 2 Q2 FY24 Supplemental Slides March 21, 2024

REBAR ZERO™ WIRE ZERO™ MERCHANT ZERO™ POST ZERO™

Clear Sustainability Leader

CMC plays a key role in the circular steel economy, turning end of life metals into the steel that forms the backbone of modern society

Scopes 1&2 Greenhouse Gas Emissions (GHG) Intensity


tCO2e per MT of steel
2.2
1.8
1.0
0.42
Integrated Average
Global Average
U.S. Average
CMC

Progress on 2030 Goals (2019 baseline[1])


Reduce our combined Scope 1 and 2 GHG emissions intensity by 20%
59% Of goal
Increase our renewable energy usage by 12%
83% Of goal
Reduce our energy consumption intensity by 5%
88% Of goal
Reduce our water withdrawal intensity by 8%
0% Of goal

Scopes 1-3 GHG Emissions Intensity


tCO2e per MT of steel
1.91
0.68
Global Industry
CMC

Energy Intensity


GJ per MT of steel
20.99
3.84
Global Industry
CMC

Water Withdrawal Intensity


Cubic meter per MT of steel
28.60
1.18
Global Industry
CMC

Virgin Materials Used in Steelmaking


% of steel content
69%
2%
Global Industry
CMC

ONE CMC

ACCOUNTABILITY FOR OUR ACTIONS

RESPECT FOR OUR ENVIRONMENT

ACTING WITH INTEGRITY

[1] Represents progress on environmental goals as of fiscal year 2023, compared to fiscal year 2019

Note: GHG emissions statistics for CMC include only steel mill operations, which represents over 95% of CMC's emissions footprint

Sources: CMC 2023 Sustainability Report; virgin material content for industry based on data from Bureau of International Recycling; all other industry data sourced from the World Steel Association

CMC
Q2 FY24 Supplemental Slides | March 21, 2024 18

© CMC Appendix: Non-GAAP Financial Reconciliations

20 Adjusted EBITDA and Core EBITDA – Last 5 Quarters [1] See page 25 for definitions of non-GAAP measures [2] Net of depreciation Q2 FY24 Supplemental Slides March 21, 2024

21 Adjusted Earnings [1] See page 25 for definitions of non-GAAP measures Q2 FY24 Supplemental Slides March 21, 2024

22 Annualized Return on Invested Capital [1] Federal statutory rate of 21% plus approximate impact of state level income tax [2] See page 25 for definitions of non-GAAP measures Q2 FY24 Supplemental Slides March 21, 2024 2

23 [1] See page 25 for definitions of non-GAAP measures Adjusted EBITDA Less Sustaining Capital Expenditures and Disbursements to Stakeholders Q2 FY24 Supplemental Slides March 21, 2024

24 Net Debt to Adjusted EBITDA and Net Debt to Capitalization [1] See page 25 for definitions of non-GAAP measures Q2 FY24 Supplemental Slides March 21, 2024

25 Definitions for non-GAAP financial measures ADJUSTED EARNINGS Adjusted earnings is a non-GAAP financial measure that is equal to earnings before settlement of New Market Tax Credit transactions, asset impairments, mill operational commissioning costs, including the estimated income tax effects thereof. The adjustment for mill operational commissioning costs represents costs incurred during the final stages of testing and commissioning of the Company’s third micro mill, until the point at which the micro mill is fully operational. The adjustment for settlement of New Markets Tax Credit transaction represents the recognition of deferred revenue from 2016 and 2017 resulting from the Company’s participation in the New Markets Tax Credit program provided for in the Community Renewal Tax Relief Act of 2000 during the development of a micro mill, spooler and T-post shop located in eligible zones as determined by the Internal Revenue Service. Adjusted earnings should not be considered as an alternative to net earnings or any other performance measure derived in accordance with GAAP. However, we believe that adjusted earnings provides relevant and useful information to investors as it allows: (i) a supplemental measure of our ongoing core performance and (ii) the assessment of period-to-period performance trends. Management uses adjusted earnings to evaluate our financial performance. Adjusted earnings may be inconsistent with similar measures presented by other companies. Adjusted earnings per diluted share (or adjusted EPS) is defined as adjusted earnings on a diluted per share basis. CORE EBITDA Core EBITDA is the sum of net earnings before interest expense and income taxes. It also excludes recurring non-cash charges for depreciation and amortization, and asset impairments. Core EBITDA also excludes settlement of New Market Tax Credit transactions, non-cash equity compensation, and mill operational commissioning costs. The adjustment for mill operational commissioning costs represents costs incurred during the final stages of testing and commissioning of the Company’s third micro mill, until the point at which the micro mill is fully operational. The adjustment for settlement of New Markets Tax Credit transaction represents the recognition of deferred revenue from 2016 and 2017 resulting from the Company’s participation in the New Markets Tax Credit program provided for in the Community Renewal Tax Relief Act of 2000 during the development of a micro mill, spooler and T-post shop located in eligible zones as determined by the Internal Revenue Service. Core EBITDA should not be considered an alternative to earnings (loss) from continuing operations or net earnings (loss), as determined by GAAP. However, we believe that Core EBITDA provides relevant and useful information, which is often used by analysts, creditors and other interested parties in our industry as it allows: (i) comparison of our earnings to those of our competitors; (ii) a supplemental measure of our ongoing core performance; and (iii) the assessment of period-to-period performance trends. Additionally, Core EBITDA is the target benchmark for our annual and long-term cash incentive performance plans for management. Core EBITDA may be inconsistent with similar measures presented by other companies. ADJUSTED EBITDA Adjusted EBITDA is a non-GAAP financial measure. Adjusted EBITDA is the sum of the Company’s net earnings before interest expense, income taxes, depreciation and amortization expense, asset impairments. Adjusted EBITDA should not be considered as an alternative to net earnings, or any other performance measure derived in accordance with GAAP. However, we believe that adjusted EBITDA provides relevant and useful information to investors as it allows: (i) a supplemental measure of our ongoing performance and (ii) the assessment of period-to-period performance trends. Management uses adjusted EBITDA to evaluate our financial performance. Adjusted EBITDA may be inconsistent with similar measures presented by other companies. ADJUSTED EBITDA LESS SUSTAINING CAPITAL EXPENDITURES AND DISBURSEMENTS TO STAKEHOLDERS Adjusted EBITDA less sustaining capital expenditures and disbursements to shareholders is defined as Adjusted EBITDA less depreciation and amortization (used as a proxy for sustaining capital expenditures) less interest expense, less cash income taxes less dividend payments plus stock-based compensation. NET DEBT Net debt is defined as total debt less cash and cash equivalents. RETURN ON INVESTED CAPITAL Return on Invested Capital is defined as: 1) after-tax operating profit divided by 2) total assets less cash & cash equivalents less non-interest-bearing liabilities. For annual measures, trailing 5-quarter averages are used for balance sheet figures. Q2 FY24 Supplemental Slides March 21, 2024

CMC.COM